Management Presentation Second Quarter 2020 Results August 6, 2020

FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements. Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.   Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the novel coronavirus pandemic (“COVID-19”); • the effects of the outbreak of COVID-19, including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties; • developments involving the proposal by Stagwell Media LP to enter into a business combination with the Company; • the Company’s ability to attract new clients and retain existing clients; • reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to achieve the full amount of its stated cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in the Company’s 2019 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2020 and accessible on the SEC’s website at www.sec.gov., under the caption “Risk Factors,” and in the Company’s other SEC filings. 2

SUMMARY • Organic Revenue decline of 26.4% in the second quarter and 12.9% YTD driven by lower spending by clients in connection with the COVID-19 pandemic • Adjusted EBITDA Margin for the second quarter of 2020 was 13.9% vs. 12.8% in prior year, an increase of 110 basis points • Adjusted EBITDA Margin for the first six months of 2020 was 12.9% vs. 9.8% in prior year, an increase of 310 basis points • Net new business wins of $20.5 million in the second quarter and $28.9 million in the six months ended June 30, 2020 Note: See appendix for definitions of Non-GAAP Financial Measures 3

-----SECOND DRAFT QUARTER ----- 2020 FINANCIAL HIGHLIGHTS • Revenue of $259.7 million versus $362.1 million in the prior year period • Organic revenue decreased by 26.4% versus the prior year period. Organic revenue was unfavorably impacted by 457 basis point from billable pass through costs • Adjusted EBITDA of $36.2 million versus $46.4 million in the prior year period, a decline of 22.1% • Adjusted EBITDA Margin of 13.9% vs. 12.8% in prior year, an increase of 110 basis points • Covenant EBITDA (LTM) of $193.3 million for the second quarter of 2020 versus $187.9 million as of June 30, 2019, an increase of 2.8% • Net new business wins of $20.5 million Note: See appendix for definitions of Non-GAAP Financial Measures 4

----- DRAFTSIX MONTHS ----- 2020 FINANCIAL HIGHLIGHTS • Revenue of $587.4 million versus $690.9 million in the prior year period • Organic revenue decreased by 12.9% versus the prior year period. Organic revenue was unfavorably impacted by 239 basis point from billable pass through costs • Adjusted EBITDA of $75.7 million versus $67.9 million in the prior year period, an increase of 11.5% • Adjusted EBITDA Margin of 12.9% vs. 9.8% in prior year, an increase of 310 basis points • Excluding Kingsdale and Sloane, Adjusted EBITDA increased 17.2% in the first half of 2020 compared with the prior year period. • Net new business wins of $28.9 million Note: See appendix for definitions of Non-GAAP Financial Measures 5

CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended June 30, Six Months Ended June 30, % % 2020 2019 Change 2020 2019 Change Revenue: $ 259.7 $ 362.1 (28.3) % $ 587.4 $ 690.9 (15.0) % Operating Expenses: Cost of services sold 165.6 240.7 (31.2) % 388.3 477.9 (18.7) % Office and general expenses 66.2 87.3 (24.1) % 132.6 154.4 (14.1) % Depreciation and amortization 8.9 10.7 (16.5) % 18.1 19.5 (7.2) % Impairment and other losses 18.8 — — % 19.0 — — % Operating income 0.1 23.4 (99.6) % 29.4 39.1 (24.8) % Interest expense and finance charges, net (15.9) (16.4) (31.6) (33.2) Foreign exchange gain (loss) 5.3 2.9 (9.4) 8.4 Other, net 5.9 (0.7) 22.2 (4.1) Income tax expense (benefit) (7.9) 2.1 5.6 2.8 Equity in earnings (losses) of non- consolidated affiliates (0.8) 0.2 (0.8) 0.3 Net income 2.5 7.3 4.3 7.7 Net income attributable to the noncontrolling interest (3.1) (3.0) (3.9) (3.5) Accretion on and net income allocated to convertible preference shares (3.5) (3.5) (6.9) (5.6) Net income (loss) attributable to MDC Partners Inc. common shareholders $ (4.1) $ 0.8 $ (6.5) $ (1.4) Note: See appendix for definitions of Non-GAAP Financial Measures Note: Actuals may not foot due to rounding 6

REVENUE SUMMARY (US$ in millions, except percentages) Three Months Ended Six Months Ended Revenue $ % Change Revenue $ % Change June 30, 2019 $ 362.1 $ 690.9 Organic revenue (95.4) (26.4) % (89.0) (12.9) % Non-GAAP acquisitions (dispositions), net (4.1) (1.1) % (9.8) (1.4) % Foreign exchange impact (2.9) (0.8) % (4.7) (0.7) % Total Change (102.5) (28.3) % (103.5) (15.0) % June 30, 2020 $ 259.7 $ 587.4 Organic revenue declined 26.4% in the second quarter of 2020 versus the prior year period. Note: Actuals may not foot due to rounding 7

REVENUE BY GEOGRAPHY AND SEGMENT [(1)]

(US$ in millions, except percentages)

	2019									2020					
	Q2			Q3			Q4			Q1			Q2		
	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$ 284.7	(3.6)%	(3.8)%	$ 271.7	(8.4)%	(8.5)%	$ 296.7	(2.7)%	(2.6)%	$ 264.6	0.6 %	1.3 %	$ 210.3	(26.1)%	(24.7)%
Canada	24.6	(25.8)%	(5.6)%	25.9	(19.4)%	(7.0)%	32.2	(0.5)%	12.6 %	18.3	18.4 %	(1.7)%	16.6	(32.4)%	(28.9)%
North America	309.2	(5.8)%	(3.9)%	297.6	(9.5)%	(8.3)%	328.9	(2.5)%	(1.2)%	282.9	0.9 %	1.1 %	227.0	(26.6)%	(25.0)%
Other	52.9	3.0 %	7.3 %	45.3	(3.8)%	(1.5)%	53.0	(5.9)%	(3.6)%	44.9	3.5 %	7.6 %	32.7	(38.1)%	(34.2)%
Total	**$ 362.1**	**(4.6)%**	**(2.4)%**	**$ 342.9**	**(8.8)%**	**(7.5)%**	**$ 382.0**	**(3.0)%**	**(1.5)%**	**$ 327.7**	**(0.3)%**	**2.0 %**	**$ 259.7**	**(28.3)%**	**(26.4)%**
Integrated Networks - Group A	$ 103.2	7.2 %	8.2 %	$ 99.3	(2.0)%	(1.4)%	$ 115.8	3.4 %	3.5 %	$ 90.6	22.9 %	23.4 %	$ 82.7	(19.9)%	(19.2)%
Integrated Networks - Group B	133.4	(10.3)%	(9.9)%	129.1	(11.3)%	(10.8)%	136.1	(3.5)%	(3.1)%	117.7	(11.6)%	(11.0)%	93.4	(30.0)%	(29.0)%
Media & Data Network	39.5	(9.2)%	(8.3)%	36.2	(21.0)%	(20.6)%	42.5	(12.5)%	(12.6)%	41.1	(5.0)%	(4.5)%	28.6	(27.6)%	(26.7)%
All Other	86.0	(5.8)%	1.4 %	78.3	(5.8)%	(1.9)%	87.5	(4.8)%	0.8 %	78.4	(0.4)%	7.3 %	55.0	(36.1)%	(30.7)%
Total	**$ 362.1**	**(4.6)%**	**(2.4)%**	**$ 342.9**	**(8.8)%**	**(7.5)%**	**$ 382.0**	**(3.0)%**	**(1.5)%**	**$ 327.7**	**(0.3)%**	**2.0 %**	**$ 259.7**	**(28.3)%**	**(26.4)%**

[1] Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of certain Partner Firms into integrated groups ("Networks"). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks under our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments.

Note: Actuals may not foot due to rounding

8

REVENUE BY GEOGRAPHY AND SEGMENT (1) (US$ in millions, except percentages) Six Months Ended June 30, 2019 2020 Organic Organic Total Total Revenue Total Total Revenue Growth Growth Revenue Growth (Decline) Revenue Growth (Decline) United States $ 547.7 (0.7)% (2.8)% $ 474.9 (13.3)% (12.2)% Canada 46.9 (21.1)% (4.8)% 34.9 (25.7)% (16.0)% North America 594.6 (2.7)% (3.0)% 509.8 (14.3)% (12.5)% Other 96.3 0.9% 6.4% 77.7 (19.4)% (15.4)% Total $ 690.9 (2.2)% (1.7)% $ 587.4 (15.0)% (12.9)% Integrated Networks - Group A $ 177.0 (2.4)% (1.6)% $ 173.4 (2.1)% (1.5)% Integrated Networks - Group B 266.6 0.6% (2.5)% 211.1 (20.8)% (20.0)% Media & Data Network 82.7 (6.9)% (5.8)% 69.6 (15.8)% (15.1)% All Other 164.7 (4.0)% 1.5% 133.4 (19.0)% (12.5)% Total $ 690.9 (2.2)% (1.7)% $ 587.4 (15.0)% (12.9)% 1 Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of certain Partner Firms into integrated groups (“Networks”). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks under our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments. Note: Actuals may not foot due to rounding 9

REVENUE BY CLIENT INDUSTRY Q2 2020 Mix Year-over-Year Growth by Category Transportation and Q2 2020 QTD Q2 2020 YTD Automotive 5% Travel/Lodging 3% Other 10% 0% to 10% Automotive Technology 15% - Retail, Consumer Products, Food and Beverage, Retail, Food & Beverage Automotive, Technology, Technology, 18% Transportation and Travel/ Consumer Products, Financials 8% Below 0% Lodging, Healthcare, Communications, Healthcare, Financials, Communications, Financials, Transportation, Food and Beverage, Other Other Healthcare 9% Communications 6% Consumer Retail 13% Products 13% Top 10 clients decreased to 22% of revenue versus 24% a year ago (largest <3.6%) 10

ADJUSTED EBITDA (1) (US$ in millions, except percentages) % Change 2019 2020 Q2 2020 vs. Q2 2019 Q2 Q3 Q4 Q1 Q2 Integrated Networks - Group A 18.2 24.0 31.7 16.3 17.2 (5.5) % Integrated Networks - Group B 24.8 22.0 19.5 17.1 16.4 (33.9) % Media & Data Network 1.0 1.4 5.4 1.8 0.9 (10.0) % All Other 10.9 9.2 10.7 9.9 6.9 (36.7) % Corporate (8.6) (7.3) (10.1) (5.6) (5.2) (39.5) % Adjusted EBITDA (2) $ 46.4 $ 49.2 $ 57.0 $ 39.6 $ 36.2 (22.1) % Adjusted EBITDA margin 12.8% 14.3% 14.9% 12.1% 13.9% 1 Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of certain Partner Firms into integrated groups (“Networks”). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks under our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments. 2Adjusted EBITDA is a non-GAAP financial measure. See appendix for the definition. Note: Actuals may not foot due to rounding. 11

ADJUSTED EBITDA (1) (US$ in millions, except percentages) Six Months Ended June 30, 2020 2019 % Change Integrated Networks - Group A $ 33.5 $ 19.2 74.9 % Integrated Networks - Group B 33.5 43.1 (22.3) % Media & Data Network 2.7 1.0 NM % All Other 16.8 17.7 (5.3) % Corporate (10.8) (13.1) (18.1) % Adjusted EBITDA (2) $ 75.7 $ 67.9 11.5 % Adjusted EBITDA margin 12.9% 9.8% 1 Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of certain Partner Firms into integrated groups (“Networks”). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks under our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments. 2Adjusted EBITDA is a non-GAAP financial measure. See appendix for the definition. Note: Actuals may not foot due to rounding. 12

COVENANT EBITDA

(US$ in millions)	2019 Q2	2019 Q3	2019 Q4	2020 Q1	2020 Q2	Covenant EBITDA (LTM) [1] Q1-2020-LTM	Covenant EBITDA (LTM) [1] Q2-2020 -LTM
Net income (loss) attributable to MDC Partners Inc. common shareholders	$ 0.8	$ (5.1)	$ (10.5)	$ (2.4)	$ (4.1)	$ (17.2)	$ (22.1)
Adjustments to reconcile to operating income:							
Accretion on and net income allocated to convertible preference shares	3.5	3.3	3.4	3.4	3.5	13.6	13.6
Net income attributable to the noncontrolling interests	3.0	7.3	5.4	0.8	3.1	16.5	16.6
Equity in losses (earnings) of non-consolidated affiliates	(0.2)	(0.1)	—	—	0.8	(0.3)	0.7
Income tax expense (benefit)	2.1	3.5	4.2	13.5	(7.9)	23.3	13.3
Interest expense and finance charges, net	16.4	16.1	15.7	15.6	15.9	63.8	63.3
Foreign exchange loss (gain)	(2.9)	4.0	(4.3)	14.8	(5.3)	11.4	9.0
Other, net	0.7	0.4	(2.2)	(16.3)	(5.9)	(17.3)	(23.9)
Operating income	$ 23.4	$ 29.4	$ 11.7	$ 29.3	$ 0.1	$ 93.9	$ 70.5
Adjustments to reconcile to Adjusted EBITDA:							
Depreciation and amortization	$ 10.7	$ 9.4	$ 9.5	$ 9.2	$ 8.9	$ 38.7	$ 36.9
Impairment and other losses	—	1.9	5.9	0.2	18.8	8.0	26.8
Stock-based compensation	3.6	6.0	18.4	3.1	1.0	31.1	28.5
Deferred acquisition consideration adjustments	2.1	1.9	9.0	(4.6)	2.3	8.4	8.7
Distributions from non-consolidated affiliates	—	(0.2)	2.2	—	1.1	2.0	3.1
Other items, net [2]	6.6	0.7	0.3	2.4	3.9	10.1	7.4
Adjusted EBITDA	$ 46.4	$ 49.2	$ 57.0	$ 39.6	$ 36.2	$ 192.2	$ 182.0
Adjustments to reconcile to Covenant EBITDA:							
Proforma dispositions [3]	$ (0.7)	$ (1.0)	$ (1.3)	$ (0.1)	$ —	$ (3.1)	$ (2.4)
Severance due to eliminated positions	2.3	2.0	3.2	2.1	5.2	9.7	12.5
Other adjustments, net [4]	1.0	0.2	0.4	0.4	0.2	1.9	1.2
	$ 49.0	$ 50.4	$ 59.3	$ 41.9	$ 41.6	$ 200.7	$ 193.3

[1] Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other adjustments, as defined in the Company's Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be re-casted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period. See "Non-GAAP Financial Measures" herein.

[2] Other items, net includes items such as severance expense, other restructuring expenses and costs associated with the Company's strategic review process.

[3] Represents Kingsdale and Sloane EBITDA for the respective period.

[4] Other adjustments, net primarily includes one-time professional fees and costs associated with real estate consolidation.

Note: Actuals may not foot due to rounding.

13

SUMMARY OF CASH FLOW (US$ in millions) Six Months Ended June 30, 2020 2019 Net cash used in operating activities $ (33.7) $ (40.2) Net cash provided by investing activities 14.6 9.8 Net cash provided by (used in) financing activities (1.4) 25.7 Effect of exchange rate changes on cash, cash equivalents, and cash held in trusts (1.0) — Net decrease in cash, cash equivalents, and cash held in trusts including cash classified within assets held for sale (21.5) (4.7) Change in cash and cash equivalents held in trusts classified within held for sale — (3.3) Change in cash and cash equivalents classified within assets held for sale — 4.4 Net decrease in cash and cash equivalents (21.5) (3.6) Cash and cash equivalents at beginning of period 106.9 30.9 Cash and cash equivalents at end of period $ 85.5 $ 27.3 Supplemental disclosures: Cash income taxes paid $ 2.6 $ 3.5 Cash interest paid $ 28.7 $ 31.6 Note: Actuals may not foot due to rounding. 14

2020 FINANCIAL OUTLOOK • Given the uncertainties in the global business environment arising from the COVID-19 pandemic, the Company is not providing a 2020 outlook for Revenue and Covenant EBITDA at this time. 15

APPENDIX 16

REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 YTD	2020 Q1	2020 Q2	2020 YTD
Revenue								
United States	$ 263,017	$ 284,659	$ 271,671	$ 296,698	$ 1,116,045	$ 264,561	$ 210,342	$ 474,903
Canada	22,378	24,564	25,895	32,230	105,067	18,256	16,609	34,865
North America	285,395	309,223	297,566	328,928	1,221,112	282,817	226,951	509,768
Other	43,396	52,907	45,341	53,047	194,691	44,925	32,727	77,652
Total	**$ 328,791**	**$ 362,130**	**$ 342,907**	**$ 381,975**	**$ 1,415,803**	**$ 327,742**	**$ 259,678**	**$ 587,420**
% of Revenue								
United States	80.0 %	78.6 %	79.2 %	77.7 %	78.8 %	80.7 %	81.0 %	80.9 %
Canada	6.8 %	6.8 %	7.6 %	8.4 %	7.4 %	5.6 %	6.4 %	5.9 %
North America	86.8 %	85.4 %	86.8 %	86.1 %	86.2 %	86.3 %	87.4 %	86.8 %
Other	13.2 %	14.6 %	13.2 %	13.9 %	13.8 %	13.7 %	12.6 %	13.2 %
Total	**100.0 %**	**100.0 %**	**100.0 %**	**100.0 %**	**100.0 %**	**100.0 %**	**100.0 %**	**100.0 %**
Total Growth %								
United States	2.5 %	(3.6)%	(8.4)%	(2.7)%	(3.2)%	0.6 %	(26.1)%	(13.3)%
Canada	(15.2)%	(25.8)%	(19.4)%	(0.5)%	(15.3)%	(18.4)%	(32.4)%	(25.7)%
North America	0.9 %	(5.8)%	(9.5)%	(2.5)%	(4.4)%	(0.9)%	(26.6)%	(14.3)%
Other	(1.5)%	3.0 %	(3.8)%	(5.9)%	(2.2)%	3.5 %	(38.1)%	(19.4)%
Total	**0.6 %**	**(4.6)%**	**(8.8)%**	**(3.0)%**	**(4.1)%**	**(0.3)%**	**(28.3)%**	**(15.0)%**
Organic Revenue Growth (Decline) %								
United States	(1.7)%	(3.8)%	(8.5)%	(2.6)%	(4.2)%	1.3 %	(24.7)%	(12.2)%
Canada	(3.8)%	(5.6)%	(7.0)%	12.6 %	(0.9)%	(1.7)%	(28.9)%	(16.0)%
North America	(1.9)%	(3.9)%	(8.3)%	(1.2)%	(3.9)%	1.1 %	(25.0)%	(12.5)%
Other	5.4 %	7.3 %	(1.5)%	(3.6)%	1.7 %	7.6 %	(34.2)%	(15.4)%
Total	**(0.9)%**	**(2.4)%**	**(7.5)%**	**(1.5)%**	**(3.1)%**	**2.0 %**	**(26.4)%**	**(12.9)%**
Growth % from Foreign Exchange								
United States	0.0 %	0.0 %	0.0 %	(0.0)%	(0.0)%	0.0 %	(0.0)%	0.0 %
Canada	(4.7)%	(3.4)%	(1.1)%	1.0 %	(1.9)%	(0.1)%	(3.4)%	(1.9)%
North America	(0.4)%	(0.3)%	(0.1)%	0.1 %	(0.2)%	— %	(0.3)%	(0.1)%
Other	(8.8)%	(5.9)%	(4.3)%	(2.4)%	(5.2)%	(4.1)%	(3.9)%	(4.0)%
Total	**(1.6)%**	**(1.1)%**	**(0.6)%**	**(0.3)%**	**(0.9)%**	**(0.5)%**	**(0.8)%**	**(0.7)%**
Growth % from Acquisitions (Dispositions), net								
United States	4.2 %	0.2 %	0.1 %	(0.1)%	1.0 %	(0.8)%	(1.4)%	(1.1)%
Canada	(6.6)%	(16.8)%	(11.3)%	(14.1)%	(12.5)%	(16.6)%	0.0 %	(7.9)%
North America	3.2 %	(1.5)%	(1.0)%	(1.4)%	(0.3)%	(2.0)%	(1.3)%	(1.6)%
Other	1.9 %	1.6 %	1.9 %	0.0 %	1.3 %	0.0 %	0.0 %	0.0 %
Total	**3.0 %**	**(1.1)%**	**(0.6)%**	**(1.2)%**	**(0.1)%**	**(1.7)%**	**(1.1)%**	**(1.4)%**

Note: See appendix for definitions of Non-GAAP Financial Measures

Note: Actuals may not foot due to rounding

17

ADJUSTED EBITDA TRENDING SCHEDULE

(US$ in thousands)

	2019					2020		
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
PARTNER FIRMS								
Revenue	$ 328,791	$ 362,130	$ 342,907	$ 381,975	$ 1,415,803	$ 327,742	$ 259,678	$ 587,420
Operating income	20,504	40,073	38,532	26,899	126,008	37,667	11,921	49,588
Depreciation and amortization	8,621	10,442	9,176	9,222	37,461	8,974	8,663	17,637
Impairment and other losses	—	—	1,944	5,028	6,972	161	17,710	17,871
Stock-based compensation	4,545	2,442	5,193	16,980	29,160	2,928	763	3,691
Deferred acquisition consideration adjustments	(7,643)	2,073	1,943	9,030	5,403	(4,600)	2,312	(2,288)
Distributions from non-consolidated affiliates	—	—	(250)		(250)	—	—	—
Adjusted EBITDA [1]	**$ 26,027**	**$ 55,030**	**$ 56,538**	**$ 67,159**	**$ 204,754**	**$ 45,130**	**$ 41,369**	**$ 86,499**
CORPORATE GROUP								
Revenue	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Operating loss	(4,823)	(16,631)	(9,111)	(15,203)	(45,768)	(8,338)	(11,823)	(20,161)
Depreciation and amortization	217	221	192	238	868	232	236	468
Impairment and other losses	—	—	—	847	847	—	1,129	1,129
Stock-based compensation	(1,573)	1,192	833	1,428	1,880	142	276	418
Distributions from non-consolidated affiliates	—	31	48	2,219	2,298	(14)	1,079	1,065
Other items, net	1,626	6,594	705	349	9,274	2,416	3,895	6,311
Adjusted EBITDA [1]	**$ (4,553)**	**$ (8,593)**	**$ (7,333)**	**$ (10,122)**	**$ (30,601)**	**$ (5,562)**	**$ (5,208)**	**$ (10,770)**
TOTAL								
Revenue	$ 328,791	$ 362,130	$ 342,907	$ 381,975	$ 1,415,803	$ 327,742	$ 259,678	$ 587,420
Operating income	15,681	23,442	29,421	11,696	80,240	29,329	98	29,427
Depreciation and amortization	8,838	10,663	9,368	9,460	38,329	9,206	8,899	18,105
Impairment and other losses	—	—	1,944	5,875	7,819	161	18,839	19,000
Stock-based compensation	2,972	3,634	6,026	18,408	31,040	3,070	1,039	4,109
Deferred acquisition consideration adjustments	(7,643)	2,073	1,943	9,030	5,403	(4,600)	2,312	(2,288)
Distributions from non-consolidated affiliates	—	31	(202)	2,219	2,048	(14)	1,079	1,065
Other items, net	1,626	6,594	705	349	9,274	2,416	3,895	6,311
Adjusted EBITDA [1]	**$ 21,474**	**$ 46,437**	**$ 49,205**	**$ 57,037**	**$ 174,153**	**$ 39,568**	**$ 36,161**	**$ 75,729**

[1] Adjusted EBITDA is a non-GAAP financial measure. See appendix for the definition.
Note: Actuals may not foot due to rounding

18

RECONCILIATIONS

(US$ in thousands)	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 YTD	2020 Q1	2020 Q2	2020 YTD
NON-GAAP ACQUISITIONS (DISPOSITIONS), NET								
GAAP revenue from current year acquisitions	$ —	$ 698	$ 1,347	$ 1,396	$ 3,441	$ —	$ —	$ —
GAAP revenue from prior year acquisitions (1)	15,685	1,519	1,109	291	18,604	—	—	—
Foreign exchange impact	—	—	470	(246)	224	(248)	—	(248)
Contribution to organic revenue (2)	(4,008)	(440)	(2,185)	(1,694)	(8,327)	(411)	—	(411)
Prior year revenue from dispositions (3)	(1,825)	(5,995)	(3,178)	(4,505)	(15,503)	(5,024)	(4,106)	(9,130)
Non-GAAP acquisitions (dispositions), net	**$ 9,852**	**$ (4,218)**	**$ (2,437)**	**$ (4,758)**	**$ (1,561)**	**$ (5,683)**	**$ (4,106)**	**$ (9,789)**
OTHER ITEMS, NET								
Severance and other restructuring expenses	$ —	$ 6,703	$ 705	$ —	$ 7,408	$ 1,334	$ 2,969	$ 4,303
Strategic review process costs	1,626	(109)	—	349	1,866	1,082	926	2,008
Total other items, net	**$ 1,626**	**$ 6,594**	**$ 705**	**$ 349**	**$ 9,274**	**$ 2,416**	**$ 3,895**	**$ 6,311**
CASH INTEREST, NET & OTHER								
Cash interest paid	$ (1,629)	$ (30,014)	$ (882)	$ (29,698)	$ (62,223)	$ (145)	$ (28,591)	$ (28,736)
Bond interest accrual adjustment	(14,625)	14,625	(14,625)	14,625	—	(14,625)	13,894	(731)
Adjusted cash interest paid	(16,254)	(15,389)	(15,507)	(15,073)	(62,223)	(14,770)	(14,697)	(29,467)
Interest income	149	138	165	162	614	114	190	304
Total cash interest, net & other	**$ (16,105)**	**$ (15,251)**	**$ (15,342)**	**$ (14,911)**	**$ (61,609)**	**$ (14,656)**	**$ (14,507)**	**$ (29,163)**
CAPITAL EXPENDITURES, NET								
Capital expenditures	**$ (3,606)**	**$ (4,317)**	**$ (5,863)**	**$ (4,810)**	**$ (18,596)**	**$ (1,546)**	**$ (2,144)**	**$ (3,690)**
MISCELLANEOUS OTHER DISCLOSURES								
Net income attributable to the noncontrolling interests	$ 429	$ 3,043	$ 7,265	$ 5,419	$ 16,156	$ 791	$ 3,101	$ 3,892
Cash taxes	$ 1,677	$ 1,817	$ 137	$ (1,335)	$ 2,296	$ 849	$ 1,717	$ 2,566

(1) GAAP revenue from prior year acquisitions for 2020 and 2019 relates to acquisitions which occurred in 2019 and 2018, respectively.

(2) Contributions to organic revenue represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

(3) Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding.

19

AVAILABLE LIQUIDITY1 (US$ in millions) June 30, 2020 December 31, 2019 Commitment Under Facility $ 211.5 $ 250.0 Drawn 62.5 — Undrawn Letters of Credit 18.6 4.8 Undrawn Commitments Under Facility (1) $ 130.4 $ 245.2 Total Cash & Cash Equivalents 85.5 106.9 Liquidity $ 215.9 $ 352.1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding 20

CURRENT CREDIT PICTURE $211.5 million Credit Facility Covenants (1) Current Debt Maturity Profile (5) (US$ in millions) June 30, 2020 Covenants I. Total Senior Leverage 0.10 MaximumRatio per covenant 2.00 II. Total Leverage Ratio 4.60 Maximum per covenant 6.25 III. Fixed Charges Ratio 2.94 Minimum per covenant 1.00 IV. Covenant EBITDA (2) $193.3 Minimum per covenant $120.0 Debt Calculation Total Senior Leverage, net (3) $19.2 Net Debt (4) $889.8 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives measures of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one-time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non-compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less cash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and letters of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($0.3 million as of June 30, 2020), and it does not include minority interest. 5 Based on borrowings as of June 30, 2020. Excludes letters of credit, and Deferred Acquisition Consideration. Note: Actuals may not foot due to rounding 21

DEFINITION OF NON-GAAP FINANCIAL MEASURES In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Organic Revenue: Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) “non- GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such dispositions as if they had been disposed of during the equivalent period in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure that represents Net income (loss) attributable to MDC Partners Inc. common shareholders plus or minus adjustments to operating income (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items, net which includes items such as severance expense and other restructuring expenses, including costs for leases that will either be terminated or sublet in connection with the centralization of our New York real estate portfolio. Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is useful to investors as it eliminates the effect of certain non-cash and other items not necessarily indicative of a company’s underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement. Included in the Company’s earnings release and supplemental management presentation are tables reconciling MDC Partners’ reported results to arrive at certain of these non-GAAP financial measures. Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included herein. 22

MDC Partners Innovation Center 330 Hudson St. 10th Floor New York, NY 10013 646-429-1800 www.mdc-partners.com